BANK INDEBTEDNESS	12 Months Ended
Dec. 31, 2017
BANK INDEBTEDNESS
BANK INDEBTEDNESS

8. BANK INDEBTEDNESS

As at December 31, 2017, Granite LP had an unsecured senior revolving credit facility in the amount of $250.0 million that was available by way of Canadian dollar, US dollar or euro denominated loans or letters of credit (the "Credit Facility"). Interest on drawn amounts was calculated based on an applicable margin determined by the Trust's external credit rating. The Credit Facility was guaranteed by Granite REIT and Granite GP and would have matured on February 1, 2019 had Granite LP not entered into a new credit facility as noted below. At December 31, 2017, Granite LP had $32.6 million (US$ 26.0 million) (2016 — nil) drawn under the Credit Facility and $0.2 million (2016 — $0.2 million) in letters of credit issued against the Credit Facility.

Subsequent to December 31, 2017, Granite LP entered into a new unsecured revolving credit facility in the amount of $500.0 million that is available by way of Canadian dollar, US dollar or euro denominated loans or letters of credit and matures on February 1, 2023. The Trust has the option to extend the maturity date by one year to February 1, 2024, subject to the agreement of lenders in respect of a minimum of 66 2/3% of the aggregate amount committed under the new facility. The new facility provides the Trust with the ability to increase the amount of the commitment by an additional aggregate principal amount of up to $100.0 million with the consent of the participating lenders. Interest on drawn amounts is calculated based on an applicable margin determined by reference to the external credit rating of Granite REIT and Granite GP, as is a commitment fee in respect of undrawn amounts. The new facility is guaranteed by Granite REIT and Granite GP.